UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2014

FOSTER WHEELER AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland (State or Other Jurisdiction of Incorporation)	001-31305 (Commission File Number)	98-0607469 (IRS Employer Identification No.)

Shinfield Park, Reading, Berkshire RG2 9FW, United Kingdom (Address of Principal Executive Offices)	RG2 9FW (Zip Code)
Registrant’s telephone number, including area code: +44 118 913 1234
Not applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2014, Foster Wheeler AG (the “Company”) held its Annual General Meeting of Shareholders at its offices in Baar, Switzerland.

For Proposals 1 through 3, each of the nominees for election as (i) a director of the Company, (ii) Chairman of the Board of Directors or (iii) a member of the Company’s Compensation and Executive Development Committee received the requisite number of votes for election, as applicable. For Proposals 4 through 10 presented at the Annual General Meeting of Shareholders, each proposal was approved by the requisite number of votes of the Company's shareholders. The proposals are described in detail in the Company’s Proxy Statement which was filed with the Securities and Exchange Commission on April 1, 2014.

The voting results for each Proposal at the Annual General Meeting were as follows:

					Broker
		For	Against	Abstentions	Non-Votes
1.	Re-election of eight directors for a one-year term
a.	Clayton C. Daley, Jr.	68,613,685	299,652	423,060	8,533,375
b.	Steven J. Demetriou	68,736,310	178,359	421,728	8,533,375
c.	Edward G. Galante	68,555,597	355,822	424,978	8,533,375
d.	John M. Malcolm	63,596,271	5,314,851	425,275	8,533,375
e.	J. Kent Masters	68,688,146	225,442	422,809	8,533,375
f.	Stephanie S. Newby	68,729,580	182,776	424,041	8,533,375
g.	Henri Philippe Reichstul	63,325,932	5,586,104	424,361	8,533,375
h.	Maureen B. Tart-Bezer	68,603,946	309,979	422,472	8,533,375

2.	Election of Steven J. Demetriou as Chairman of the Board of Directors	68,812,178	98,122	426,097	8,533,375

3.	Election of the Compensation and Executive Development Committee of the Board of Directors
a.	Clayton C. Daley, Jr.	68,439,578	480,740	416,079	8,533,375
b.	Edward G. Galante	68,386,181	535,029	415,187	8,533,375
c.	Henri Philippe Reichstul	63,770,922	5,148,382	417,093	8,533,375
d.	Maureen B. Tart-Bezer	68,443,153	477,705	415,539	8,533,375

4.	Re-election of PricewaterhouseCoopers AG, Zurich, Switzerland as the Company’s independent auditor for 2014	76,757,583	694,281	417,908	0

5.	Ratification (on a non-binding basis) of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014	76,738,040	712,598	419,134	0

6.	Advisory approval of executive compensation	45,188,337	23,692,680	455,380	8,533,375

7.	Election of Sandro Tobler as independent proxy	77,028,717	280,738	560,317	0

8.	Approval of the Company’s 2013 Swiss Annual Report (including the Audited Consolidated Financial Statements and the Audited Statutory Financial Statements of the Company for 2013)	77,463,100	156,155	250,517	0

9.	Approval of release from capital contributions reserves and distribution of dividend	77,539,753	160,716	169,303	0

10.	Grant of discharge from liability to the Company’s Board of Directors and executive officers for 2013	75,704,388	906,304	1,259,080	0

Item 8.01.	Other Events.

On May 7, 2014, the Company issued a press release announcing that at its Annual General Meeting of Shareholders, the Company’s shareholders approved the payment of a cash dividend of $0.40 per registered share to shareholders listed on the Company’s share register on May 7, 2014.

Attached hereto as Exhibit 99.1 and incorporated by reference is the press release referred to above, which contains additional information concerning the matters discussed above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Foster Wheeler AG, dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER AG

DATE: May 8, 2014	By:	/s/ Michelle K. Davies
Michelle K. Davies
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Foster Wheeler AG, dated May 7, 2014